UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2025

374WATER INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27866	88-0271109
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Southcenter Court, Suite 200, Morrisville, North Carolina 27560

(Address of principal executive offices) (Zip Code)

(440) 601-9677

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SCWO	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 14, 2025, 374Water Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report, among other things, that Peter Mandel stepped down from his role as the Company’s General Counsel, effective as of October 8, 2025. This Amendment No. 1 on Form 8-K/A is being filed to supplement the disclosure contained in Item 5.02 of the Original Form 8-K by providing details relating to new compensatory arrangements between the Company and Mr. Mandel in connection with Mr. Mandel stepping down from his role as General Counsel of the Company that were not available at the time of the filing of the Original Form 8-K. The Original Form 8-K otherwise remains unchanged.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Separation and Release of Claims Agreement between the Company and Peter Mandel

On October 20, 2025, the Company and Mr. Mandel entered into a Separation and Release of Claims Agreement (the “Separation Agreement”) in connection with Mr. Mandel stepping down from his position as General Counsel of the Company on October 8, 2025 (the “Separation Date”). Pursuant to the Separation Agreement, Mr. Mandel will receive certain severance benefits in connection with his stepping down from the General Counsel role and will have a new consulting arrangement with the Company to continue providing strategic consulting services and transition support to the Company for a specified period, and in consideration of such benefits, Mr. Mandel agrees to release all claims against the Company and certain parties affiliated with the Company arising out of or related to Mr. Mandel’s employment with the Company by reason of any actual or alleged act, omission, transaction, practice, conduct, occurrence, or other matter at any time up to and including October 20, 2025. Mr. Mandel has a period of seven (7) days to revoke the Separation Agreement; in the absence of such revocation, the Separation Agreement shall become effective on October 28, 2025 (the “Release Effective Date”).

Under the Separation Agreement, Mr. Mandel is entitled to the following severance benefits: (i) an amount equal to $150,000, which is equal to six months of Mr. Mandel’s annual Base Salary (as defined in Mr. Mandel’s employment agreement with the Company, dated August 19, 2024, filed as Exhibit 10.6 to the Company’s Annual Report on Form 10-K filed on March 28, 2025 (the “Employment Agreement”)), which will be paid in cash in substantially equal installments over the six month period following the Release Effective Date in accordance with the Company’s ordinary course payroll practices; (ii) a total amount equal to $3,454.08, which will be paid in cash in substantially equal installments over the six month period following the Release Effective Date in accordance with the Company’s ordinary course payroll practices, which represents the Company’s portion of the cumulative monthly Consolidated Omnibus Budget Reconciliation Act charges for continuation of medical, health, and vision insurances for six months; (iii) a pro-rated annual cash bonus for the 2025 fiscal year equal to the Annual Bonus (as defined in the Employment Agreement) that Mr. Mandel would have received based on actual performance for such fiscal year if he had remained in the employ of the Company, prorated based on the number of days Mr. Mandel was an employee of the Company during the applicable performance period and paid based on actual performance achieved under such program at the same time annual bonuses are paid by the Company to other executives of the Company; provided, that to the extent no annual bonus determination is made with respect to active employee participants by March 30, 2026, Mr. Mandel’s pro-rated annual bonus will be $80,000; (iv) the portion of any outstanding unvested equity-based awards subject solely to time-based vesting as of the Separation Date (such awards, the “Unvested Time-Based Awards”) that would have vested had Mr. Mandel remained employed by the Company through the first anniversary of the conclusion of the Consulting Period (as defined below) will vest on the last day of the Consulting Period, subject to (A) Mr. Mandel not revoking the Separation Agreement prior to the Release Effective Date and (B) Mr. Mandel’s continued service to the Company through the Consulting Period, and will be settled (as applicable) in accordance with the award agreements governing their grant; (v) any outstanding unvested equity-based awards subject to performance-based vesting conditions as of the Separation Date will be forfeited as of the Release Effective Date; and (vi) the post-termination exercise period for any vested stock option awards held by Mr. Mandel as of the Separation Date will be extended through the first anniversary of the conclusion of the Consulting Period, subject to (A) Mr. Mandel not revoking the Separation Agreement prior to the Release Effective Date and (B) Mr. Mandel’s continued service to the Company through the Consulting Period.

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Consulting Agreement between the Company and Peter Mandel

In accordance with Section 4 of the Separation Agreement, the Company and Mr. Mandel entered into a Consulting Agreement (the “Consulting Agreement”), which retroactively became effective as of October 9, 2025 (the “Effective Date”), pursuant to which Mr. Mandel will continue to provide strategic consulting services and transition support to the Company. The consulting period (the “Consulting Period”) will run for an initial term of three months from the Effective Date, with the option to renew for one-month terms with the prior written consent of the Company and Mr. Mandel. Mr. Mandel will receive a consulting fee of $25,000 per month as compensation for his consulting services under the Consulting Agreement.

The foregoing descriptions of the Separation Agreement and the Consulting Agreement are not complete and are subject to and qualified in its entirety by reference to the Separation Agreement and the Consulting Agreement, copies of which are filed with this Amendment No. 1 on Form 8-K/A as Exhibit 10.1 and Exhibit 10.2, respectively, the terms of each of which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Separation and Release of Claims Agreement dated as of October 20, 2025 between 374Water Inc. and Peter Mandel.
10.2	Consulting Agreement dated as of October 9, 2025 between 374Water Inc. and Peter Mandel.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2025	374WATER INC.

	By:	/s/ Stephen Jones
	Name:	Stephen Jones
	Title:	Interim President and Chief Executive Officer

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